                                 FIRST CAROLINA
                                INVESTORS, INC.





                                1    9    9    5
                                 ANNUAL REPORT

Company Profile
FIRST CAROLINA INVESTORS, INC. AND SUBSIDIARIES


Description of Business

First Carolina Investors,(the Company) was organized December 2, 1971. The Company is a non-diversified, closed-end management investment company under the Investment Company Act of 1940.

Stockholders' Meeting

The Annual Stockholders' Meeting will be held on May 16, 1996 at the Radisson Hotel, 4243 Genesse Street, Buffalo, New York. The meeting will convene at 2:00 p.m.

FORM N-SAR
A copy of the Company's December 31, 1995 report on Securities and Exchange Commission Form N-SAR will be furnished without charge to stockholders upon written request directed to the Secretary, First Carolina Investors, Inc., P.O. Box 33607 Charlotte, NC 28233

Table of Contents
-----------------
Letter to Stockholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Management's Discussion
  and Analysis of Financial Condition and Results of Operation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
Management's Report . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
Independent Auditor's
  Report  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
Consolidated Financial
  Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
Noted to Consolidated
  Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
Selected Financial
  Data  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
Directory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

Quarterly Stock Prices and Dividends Paid Per Share


-------------------------------------------------------------------------------------------------------------------------
                                                            1995
-------------------------------------------------------------------------------------------------------------------------
Quarter                          First            Second           Third            Fourth
High Bid                          $28.50            28.50            31.00            33.50
Low Bid                           $27.00            27.75            28.00            30.00
Cash Dividends                     $0.30              .10              .10              .10


-------------------------------------------------------------------------------------------------------------------------
                                                            1994
-------------------------------------------------------------------------------------------------------------------------
Quarter                          First            Second           Third            Fourth
High Bid                          $25.50            26.50            28.00            28.00
Low Bid                           $25.00            25.00            26.50            27.00
Cash Dividends                     $0.125            -                 .10              .10


There were approximately 590 record holders of Shares of Common Stock at January 4, 1996. The stock prices reflect interdealer prices, without retail mark-up, mark-down, or commission, and may not represent actual transactions.

Letter to Stockholders
First Carolina Investors, Inc. and Subsidiaries
--------------------------------------------------------------------------------
TO OUR STOCKHOLDERS:

At the end of our first year as an investment company, the net asset value of First Carolina Investors, Inc. (FCI) was $48,305,545 or $43.93 per share. The net income before gain or loss investments was $1,270,486 or $1.15 per share.

The real estate sales at Providence Country experienced another good year with 66 lots closing (gross sales of $4,900,000). Essentially all of the development at Providence was completed during 1995. At year end, approximately 50 homesites remained unsold in the community. These included 19 sites for courtyard homes that FCI is venturing with a local builder.

The increase in net asset value since the previous year end is primarily attributable to the significant increase in the market value of First Empire State Corporation. During the year, FCI made significant investments in two new investees, both based in Buffalo, New York. We purchased 135,000 shares of Merchants Group, Inc., a casualty insurance firm at an average cost of $15.19 per share. Additionally, 236,700 shares of American Precision Industries were acquired at an average cost of $9.40 per share. American Precision is a manufacturer of heat transfer, electronic components and motion control products and has annual sales in the $80 million range. Subsequent to year end 1995, FCI has acquired an additional 24,000 shares of American Precision at an average cost of $11.26 per share.

During 1996, FCI intends to sell the balance of the Providence Country
Club inventory as market conditions permit. We are optimistic that a portion or all of the remaining 24 acres in the Park Crossing community will be sold in 1996. The Company is continuing to evaluate the development or sales alternatives for its 300 acre holding in Union County, North Carolina.

Pursuant to our share repurchase program, we purchased 21,626 shares in 1995 at an average cost of $28.14 per share.



                                                  Respectfully submitted,



                                                  Brent D. Baird
                                                  Chairman



                                                  H. Thomas Webb III
February 21, 1996                                 President

Management's Discussion and Analysis of Financial Conditions and
Results of Operations
FIRST CAROLINA INVESTORS, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------
RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

First Carolina Investors, Inc. (the Company) was organized December 2, 1971 as a South Carolina unincorporated business trust. On July 1, 1987 the Company incorporated by merging into a wholly owned subsidiary (First Carolina Investors, Inc.) established solely for this purpose. The Company was incorporated November 24, 1986 under the laws of the state of Delaware.

From the inception of operations through December 31, 1975 the Company operated as a real estate investment trust ("REIT") as defined in the Internal Revenue Code. Subsequently the Company became active in land development through both direct ownership and joint ventures as well as investments in equity securities of financial and other entities. Real estate activities continued to be the Company's primary business through the end of 1994. On January 3, 1995 the Company, pursuant to the requirements of the Investment Company Act of 1940, filed notification of registration.

The Company is a closed-end, non-diversified management investment company.

As a closed-end, non-diversified management investment company, the Company values assets and liabilities at estimated fair value. This represents a significant change from the Company's prior accounting policies and financial statement presentation. As an investment company, the Company now prepares consolidated statements of assets and liabilities, consolidated statement of operations, consolidated statement of changes in net assets and a statement of investments in securities. The most significant changes from the December 31, 1994 balance sheet included in the 1994 annual report Form 10-K, and the accompanying consolidated Statement of Assets and Liabilities are as follows:

            Real estate - The Board of Directors and management of the Company value its real property investments at estimated fair values. Procedures utilized to determine the estimated fair value include appraisals by an independent appraiser, estimated net cash flows, utilization of fair market comparables in existing subdivisions developed by the Company and other market comparables.

            Investment in joint venture - The Board of Directors and management of the Company value the investment in joint venture at its
            estimated fair value.  The procedure   to determine the estimated
            fair value utilizes fair market comparables in the existing subdivision developed by the joint venture, other market comparables and estimated net cash flow.

            Deferred income taxes payable - Deferred income taxes payable were increased to reflect the income tax liability on unrealized gains in real estate and in investment in joint venture as included in the accompanying Consolidated State of Assets and Liabilities.

The Company adopted the provisions of Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investment in Debt and Equity Securities" (Statement 115) prior to 1994. Accordingly the Company's investments in securities had previously been recorded at fair value.

Due to the lack of comparability between financial statements prepared before and after the Company became an investment company, the reader is directed to refer to prior years financial statements for such information. (A copy of the 1994 annual report and/or Form 10K will be provided upon written request to the Secretary of the Company).

1995 OPERATIONS

This was the Company's first year as an investment company. The net asset value of the Company increased by $10,318,330 or $9.96 per share to $48,305,545 or $43.93 per share. The increase in net asset value is primarily attributable to a significant increase in the market value of the Company's largest security holding - First Empire State Corporation. During 1995 the value of this investment increased by $16,400,000 to a year end value of $43,600,000.

Real estate operations were the major contributor to earnings during 1995. The Company's Charlotte, North Carolina real estate - Providence Country Club, contributed $2,463,376 to total income.

During 1995 the Company made significant investments in two companies. 135,000 shares of Merchant Group, Inc., were purchased at an average cost of $15.19 per share. Merchants Group, Inc. is a casualty insurance firm based in Buffalo, New York. The Company also significantly increased its investment in American Precision Industries by acquiring 236,700 shares at an average cost of $9.40 per share. American Precision is a manufacturer of heat transfer, electronic components and motion control products and is also based in Buffalo, New York.

The stock repurchase program, which was instituted in 1980, continued during 1995. During 1995 the Company purchased 21,626 shares at an average cost of $28.14 per share. At December 31, 1995 there were 434,620 treasury shares acquired at an average cost of $18.67 per share.

Net income before realized and unrealized appreciation on investments was $1,270,486. The gain realized on investments in other companies, net of a income tax provision of $123,000, was $192,910. The increase in unrealized appreciation of investments during 1995 was $10,109,432. These components combined to produce a net increase in net assets resulting from operations of $11,572,828.

Net asset value per share at December 31, 1995 was $43.93.

Dividend income was $672,238 for 1995. Dividend income is primarily attributable to First Empire State Corporation and Oglebay Norton Company. For additional information regarding dividends see Note 2 of Notes to Consolidated Financial Statements. At year end, three of the Company's investees did not pay dividends and therefore are considered non- income producing.

Interest on mortgage loans was $92,803. The majority of interest income earned during 1995 was on a mortgage note receivable which was repaid in December. While this income category was not a significant contributor to earnings, interest on mortgage loans should decline significantly during 1996.

Gains on sale of real estate were $2,463,376. During 1995 sixty-six (66) lots were sold in the Providence Country Club community at gross sales prices of $4,897,000 and at a gain of $2,422,607. Also during 1995 the Company completed the sale of its last remaining lot in the Park Crossing community. This final lot sale produced a gain of $40,769.

Lots sales have been a significant contributor to the Company's earnings. As we look towards 1996, the Company has fifty-three (53) remaining lots to sell in the Providence Country Club community.

Equity in earnings of joint venture was $133,651. This is the Company's one-third interest in the sale of lots owned the joint venture
Goodsell-Carolinas Associates. During 1995 the venture sold 3 lots at a total gross sales price of $620,000.

Other income was $565,262 for 1995. Other income includes net commission income of $62,000, income attributable to assets held in the deferred income compensation plan of $193,000, fee income of $200,000 from Providence Country Club and miscellaneous income of $110,000.

General and administrative expenses totaled $1,102,335 for 1995. Personnel costs are the largest component of this category and total approximately $850,000. Also included are $125,000 of taxes other than income tax.

Sales and marketing expenses are $434,712 for 1995. Sales and marketing expenses are related to the Providence Country Club community and include advertising, promotional and model home/sales office expense and approximately $75,000 of non-recurring expenses associated with hosting a home tour during the fall of 1995.

Other expenses totaled $538,915 for 1995. Other expenses include real estate taxes of $55,000, directors fees and expenses of $53,000, depreciation of $101,000, expenses associated with Providence Country Club of $72,000, expenses of $193,000 which correspond with and offset income earned by assets in the deferred compensation plan, and miscellaneous expenses of $65,000.

Gain realized on investments in other companies was $192,910 for 1995. This represents a gain on the liquidation of the Company's total investment in a financial entity. The gain is net of a tax provision of $123,000.

INTERNAL AND EXTERNAL SOURCES OF LIQUIDITY

The three major components of the Company's assets are investments in other companies, real estate and mortgage loans/investment in joint venture.

INVESTMENTS IN OTHER COMPANIES

While investments in other companies consist of marketable securities, they are considered long-term investments and generally not source of current liquidity.

REAL ESTATE

Land held for investment should generally not be considered a source of current liquidity. Finished lots are held for sale in the ordinary course of business and are a source of liquidity. The number of finished lots that are likely to be sold in any particular period is heavily influenced by general real estate market conditions, interest rates and the availability of construction loans. These factors were positive during the past several years. Long term interest rates were favorable during 1995 and are expected to remain so during 1996.
The availability of construction financing is good and indications are that the availability will continue to be good. As of the date of this report, the 1996 real estate market is expected to remain favorable.

MORTGAGE LOAN AND INVESTMENT IN JOINT VENTURE

At year-end the mortgage loan portfolio totaled $136,320. The mortgage loans consist of condominium end loans and one lot loan. The condominium end loans are due in seven years. The lot loan is due in one year. While these loans could be sold, they are generally not considered sources of liquidity. The Company has an equity interest in an Atlanta joint venture. Discussions for the sale of the Company's interest in the venture have been discontinued. As the venture continues to sell lots, the Company will receive its 1/3 portion of earnings. Accordingly the Company's interest in the venture is considered to be a source of limited liquidity.

LINE OF CREDIT

The Company has a $5,000,000 line of credit with a bank. There is no debt outstanding pursuant to the credit line. Additionally, at year-end the Company has cash and short term investments of $1,342,225. These are the Company's most readily available sources of liquidity. See Note 7 of Notes to Consolidated Financial Statements.

COMMITMENTS FOR CAPITAL EXPENDITURES

At December 31, 1995 the Company had contractual commitments of approximately $250,000 related to real estate development at Providence Country Club. While this represents the only contractual commitment, the Company may be required, from time to time, to make additional capital expenditures. If the Company chooses to develop all or a portion of the 300 acres owned in Union County, North Carolina, additional expenditures will be required. The timing and amount of these expenditures will be evaluated in light of market conditions before the expenditures are made.

While the Company has no contractual commitments to purchase additional equity securities, the Company may from-time-to- time make significant expenditures for this purpose.

The Company's stock repurchase program has been in effect since 1980. Although it has no contractual obligation to repurchase its shares, the Company currently intends to repurchase shares subject to availability and price.

SUMMARY

The operating results for 1995 were satisfactory. As previously discussed, on January 3, 1995 the Company filed a notification with the Securities and Exchange Commission that it had become an investment company pursuant to the Investment Company Act of 1940. This was brought about by the continued liquidation of real estate holdings combined with significant increases in both the number of investments and an increase in the fair value of investments in other companies. The Company is a closed-end, non-diversified, management investment company.

The Company's investments in securities performed quite well during 1995, particularly First Empire State Corporation. The Company currently has unrealized gains in all equity positions. 1995 was a year of records for the stock market. Given the early results for the year, we are cautiously optimistic about the 1996 performance. The 1996 budgeted income before realized and unrealized appreciation on investments reflects a year of profitable operations and positive cash flow. The budget is predicated upon stable or slightly declining interest rates and a generally good economic climate. It is projected that substantially all of the remaining lots in the Providence Country Club community will be sold by the end of calendar year 1996. The Company continues to review alternatives for the 300 acres of undeveloped land contiguous to Providence Country Club.

Management's Report
FIRST CAROLINA INVESTORS, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------
The Management of First Carolina Investors, Inc. is responsible for the preparation, integrity and objectivity of the financial statements and other information in the accompanying Annual Report. These financial statements have been prepared in accordance with generally accepted accounting principles and necessarily include some estimates which are based upon Management's judgment.

Management is also responsible for establishing and maintaining a system of internal controls to provide reasonable assurance that assets are safeguarded, transactions are properly executed and financial records are adequate and reliable for the preparation of financial statements.

The system of internal controls, while restricted due to a very small number of employees, provides for certain divisions of responsibilities. Management monitors the system for compliance and performs analytical reviews for reasonableness. Management believes that, as of December 31, 1995, the Company's system of internal controls is adequate to accomplish the objectives discussed herein.

The Audit Committee of the Board of Directors meets periodically with Management and the independent certified public accountants to review matters relating to the quality of financial reporting, internal accounting control and the results of the annual independent audit. The independent certified public accountants have direct and unlimited access to the Audit Committee with or without Management present.

The accompanying financial statements have been examined by KPMG Peat Marwick LLP, independent certified public accountants, in accordance with generally accepted auditing standards. Their examination includes a study and evaluation of the Company's system of internal accounting controls in order to establish a basis for reliance thereon in determining the nature, extent and timing of auditing procedures required to support their opinion on the financial statements.





H. Thomas Webb III                                      James E. Traynor
President                                               Vice President

Independent Auditors' Report
FIRST CAROLINA INVESTORS, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------
The Directors and Stockholders
First Carolina Investors, Inc.

We have audited the accompanying consolidated statement of assets and liabilities of First Carolina Investors, Inc. and subsidiaries, including the schedule of portfolio investments as of December 31, 1995 and the related consolidated statement of operations, and the statement of changes in net assets at December 31, 1995. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used, significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of First Carolina Investors, Inc. and subsidiaries as of December 31, 1995, the results of their operations and the change in net assets for the year then ended, in conformity with generally accepted accounting principles.





                                                  KPMG PEAT MARWICK LLP
Charlotte, North
Carolina February 21, 1996.

               FIRST CAROLINA INVESTORS, INC. & SUBSIDIARIES
             Consolidated Statement of Assets and Liabilities
                             December 31, 1995



 Assets
 Investments in securities, at value   (note 2)
     (cost of $14,037,955)                             $56,892,025
 Cash, including short term
    investments of $1,014,998                            1,342,225
 Mortgage loans, secured by real estate  (note 3)          136,320
 Real estate  (note 4)                                   9,649,000
 Investment in joint venture  (note 5)                     520,000
 Accrued dividend and interest receivable                  141,663
 Other assets  (note 6)                                  2,044,406
                                                       -----------
     Total assets                                       70,725,639
                                                       -----------

 Liabilities
 Accounts payable and accrued liabilities (note 8)       4,338,136
 Federal and state income taxes payable  (note 9)           48,863
 Deferred income taxes payable  (note 9)                17,997,287
                                                       -----------
     Total liabilities                                  22,384,286
                                                       -----------

 Deferred Income  (note 10)                                 35,808
                                                       -----------

 Net Assets                                            $48,305,545
                                                       ===========
 Net assets per share (3,500,000 no par value common
  shares authorized, 1,506,542 shares issued and
 1,099,646 shares outstanding)  (note 12)                   $43.93
                                                       ===========



          See accompaning notes to consolidated financial statements

                FIRST CAROLINA INVESTORS, INC. & SUBSIDIARIES
                     Consolidated Statement of Operations
                     For the year ended December 31, 1995


          INCOME

          Dividends                                             $   672,238

          Interest on mortgage loans                                 92,803

          Gain on sale of real estate                             2,463,376

          Equity in earnings of
           joint venture                                            133,651

          Other  (note 2)                                           565,262
                                                                -----------

          Total income                                            3,927,330
                                                                -----------


          EXPENSES

          General and administrative                              1,102,335

          Professional fees                                          92,230

          Sales and marketing                                       434,712

          Interest                                                    1,652

          Other                                                     538,915
                                                                -----------

          Total expenses                                          2,169,844
                                                                -----------

          Earnings before income taxes and realized
          and unrealized appreciation on investments              1,757,486

          Provision for income taxes  (note 9)                     (487,000)
                                                                -----------

          Net income before realized and unrealized
          appreciation on investments                             1,270,486

          Gain realized on investments in other companies
          (net of income tax provision of $123,000)                 192,910

          Change in unrealized appreciation of investments
          for the period (net of deferred taxes of $6,463,413)   10,109,432
                                                                -----------

          Net increase in net assets resulting
          from operations                                       $11,572,828
                                                                ===========

          See accompanying notes to consolidated financial statements.

        FIRST CAROLINA INVESTORS, INC. & SUBSIDIARIES
        Consolidated Statement of Changes in Net Assets
             For the year ended December 31, 1995



Increase in net assets from operations
     Investment income, net                  $ 1,270,486
      Realized gain on investments               192,910
     Change in unrealized appreciation        10,109,432
                                             -----------
        Net increase in net assets resulting
        from operations                       11,572,828


 Distributions to shareholders of $0.60 per
        share from investment income, net       (646,018)
 Treasury shares purchased                      (608,480)
                                             -----------
        Total increase                        10,318,330


 Net assets
        Beginning of year                     37,987,215
                                             -----------
        End of year                          $48,305,545
                                             ===========



        See accompanying notes to consolidated financial statements.

                FIRST CAROLINA INVESTORS, INC. & SUBSIDIARIES
                           INVESTMENTS IN SECURITIES
                              December 31, 1995



                                                                    Fair
                                                 No. Shares         Value
                                                 ----------         -----
Common Stocks - 100%

Banking and insurance - 80.9%
 First Empire State Corporation                    200,000       $43,600,000
 Merchants Group, Inc.                             135,000         2,396,250

Shipbuilding - 7.2%
 Todd Shipyards Corporation                        700,000         4,112,500

Manufacturing - 4.9%
 American Precision Industries, Inc.               250,000         2,781,250

Transportation and natural resources - 7.0%
 Oglebay Norton Company                             80,000         2,980,000
 Exclon-Esk Co.                                     41,600           998,400


Other - 0.0%                                                          23,625
                                                                 -----------

Total - 100% (cost $14,037,955)                                  $56,892,025
                                                                 ===========


See accompanying notes to consolidated financial statements.

FIRST CAROLINA INVESTORS, INC. & SUBSIDIARIES
Notes to Consolidated Financial Statements
December 31, 1995
--------------------------------------------------------------------------------
(1) Summary of significant accounting policies, financial statement presentation and organization

        (a)     Organization

                First Carolina Investors, Inc. was organized December 2, 1971 and subsequently incorporated in the state of Delaware July 1, 1987. On January 3, 1995 First Carolina Investors, Inc. registered as a non- diversified, closed-end management investment company under the Investment Company Act of 1940.

        (b) Principles of consolidation and financial statement presentation

                The accompanying consolidated financial statements include First Carolina Investors, Inc. and its subsidiaries (the Company), all of which are wholly-owned. In consolidation, all significant intercompany accounts and transactions have been eliminated.

                The Company became an investment company on January 3, 1995, and accordingly has prepared its consolidated financial statements on a fair value basis. Prior to this time the Company prepared its consolidated financial statements on a historical cost basis. Consequently the Company has not presented comparative consolidated financial statements as of December 31, 1995. Prior period information is available by referring to quarterly filings on Form 10-Q, annual filing on Form 10-KSB and reports to stockholders.

                As a result of becoming an investment company, all investments are required to be carried at fair value. Unrealized appreciation and/or depreciation is included in the statement of operations, net of the effective tax rate, to arrive at the change in net assets. The effect of the change on January 3, 1995 was to increase the fair value of real estate by $6,002,591, increase the deferred tax payable by $2,485,345, and to increase net assets by $3,882,642 or $3.55 per share. The unrealized appreciation as of January 3, 1995 was $19,163,420 net of tax.

        (c)     Security valuation

                Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price.

        (d)     Real estate

                The Board of Directors and management of the Company value its real property investments at estimated fair value. Procedures utilized to determine the estimated fair value include appraisals by an independent appraiser, estimated net cash flows, utilization of fair market comparables in existing subdivisions developed by the Company and other market comparables. Because of the inherent uncertainty of valuation, the estimate of fair value may differ significantly from the values that would have been used had a ready market existed for the real estate, and the difference could be material.

                The Company accounts for sales of real estate in accordance with Statement of Financial Accounting Standards No.66, "Accounting for Sales of Real Estate."

        (e)     Investment in joint venture

                The Company has an interest in a joint venture which is engaged in the development and sale of real estate. The Board of Directors and management have used both fair market comparables in the existing subdivision developed by the venture and discounted net cash flows in valuing its investment at its estimated fair value.

        (f)     Income taxes

                The Company is subject to Federal and state corporate income taxes. The Company files a consolidated Federal income tax return. The Company accounts of income taxes in accordance with the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes."

                Deferred income taxes payable have been increased to reflect the estimated Federal and state income tax liabilities on unrealized gains in real estate, investments in other companies and investment in joint venture in the accompanying Consolidated Statement of Assets and Liabilities.

        (g)     Distributions to Shareholders

                Dividends payable to shareholders are recorded on the ex-divided date.

        (h)     Management's use of estimates

                The preparation of financial statements in conformity with generally accepted account principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, revenues and expenses, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results may differ from these estimates.

        (i)     Other

                The Company follows the industry practice of recording security transactions on the trade date. Interest income is recognized on the accrual basis. Dividend income is recognized on the ex-dividend date.

(2)     Investments in other companies

The Company's investments in the common stock of financial and other entities, which are stated at market value, are as follows:

                               December 31, 1995

                                                                       Gross           Gross
                                                                       Unrealized      Unrealized
                             Number      % of                          Holding         Holding       Fair          Dividend
                             of shares   Net Assets    Cost            Gains           Losses        Value         Income
                             ---------   ----------    -----------     ----------      ----------    -----         ---------
First Empire
 State Corp                   200,000        90.3             $ 3,180,120     40,419,880          -       43,600,000      500,000
Oglebay Norton Company         80,000         6.2               2,244,128        735,872          -        2,980,000
96,000
Todd Shipyards Corp.          700,000         8.5               3,469,036        643,464          -        4,112,500
-
American Precision            250,000         5.8               2,327,581        453,669          -        2,781,250       34,088
Merchants Group, Inc.         135,000         5.0               2,051,021        345,229          -        2,396,250       19,750
Exolon-Esk Co.                 41,600         2.0                 744,175        254,225          -          998,400         -
Miscellaneous                                                      21,894          1,731          -           23,625         -
                                                              -----------     ----------   ----------     ----------   ----------
                                                              $14,037,955     42,854,070          -       56,892,025      649,838
                                                              ===========     ==========   ===========    ==========   ==========


Purchases and sales of investment securities were $4,321,462 and $632,894 respectively. The net gain on sale of investments in other companies for the year ended December 31, 1995 was $192,910. Dividend income of $22,400 was received on securities sold during 1995. The aggregate cost of investments is approximately the same for Federal income tax purposes as reflected above. Investments not paying dividends are considered non-income producing.

During 1995 brokerage commissions of $25,782 were paid to Trubee, Collins & Co., Inc. (Trubee, Collins) of which Brent D. Baird, Chairman of the Board and an affiliated person of the Company, is an employee. During 1995 the Company executed all of its transactions involving investment securities through Trubee, Collins.

(3)   Mortgage Loans

The Company's investments in mortgage loans as of December 31, 1995 are summarized as follows:

                                                              1995
                                                           ----------

Permanent loans on condominiums                            $ 117,873
Junior loans on lots (note 10)                                28,750
Unearned discount                                          (  10,303)
                                                           ----------
Total mortgage loans, net                                  $ 136,320
                                                           ==========

(4)    Real estate

The estimated fair value of real estate owned at December 31, 1995 is $9,649,000 and consists of 324 acres of land held for investment and 53 developed lots.

The aggregate cost for Federal income tax purposes is $5,628,000. Land held for investment is considered non-income producing.

(5)   Investment in joint venture

At December 31, 1995 the Company has a 1/3 ownership interest in a joint venture Goodsell-Carolinas. The Company's initial investment in and all advances to the venture have been repaid.

The venture owns 13 lots at a cost of $650,458 and a fair value of $1,560,000 at December 31, 1995. The Company's cost basis in the venture is $214,947.

(6)   Other assets

The components of other assets at December 31, 1995 are as follows:

                                                                      1995
                                                                   -----------
Deferred compensation, funded                                       $1,549,869
Sales center                                                           492,080
Miscellaneous                                                            2,457
                                                                   -----------
                                                                    $2,044,406
                                                                   ===========

The deferred compensation includes $1,312,000 owed to affiliated persons pursuant to a deferred compensation plan. The balance of deferred compensation is owed to two former directors. The deferred compensation has accrued over twelve years.

(7)    Note payable to bank

At December 31, 1995 the Company had a $5,000,000 line of credit with a bank. The credit line, which is unsecured, is payable on demand and is subject to a quarterly review by the bank. Borrowing under this credit line bear interest at the prime rate (8.5% at December 31, 1995). There was no outstanding bank indebtedness at December 31, 1995, and for the year ended the Company was in compliance with all covenants of said agreement.

Additional information relating to bank debt is as follows:

                                                                      1995
                                                                   ----------
Weighted average interest rate of indebtedness
outstanding during the year                                            8.5 %
                                                                   ----------

Maximum amount of indebtedness outstanding at
any month end during the year                                      $  200,000
                                                                   ----------

Approximate average aggregate indebtedness
outstanding during the year                                        $   15,000
                                                                   ==========

(8)   Accounts payable and accrued liabilities

The components of accounts payable and accrued liabilities at December 31,1995 are as follows:

                                                                      1995
                                                                   ----------
Trade accounts payable                                             $2,331,197
Deferred compensation (note 6)                                      1,549,869
Dividends payable                                                     321,877
Miscellaneous accruals and payable                                     78,105
Cash held in escrow                                                    57,088
                                                                   ----------
                                                                   $4,338,136
                                                                   ==========

(9)    Income taxes

Total income tax expense for the year ended December 31, 1995 is allocated as follows:

                                                                   Earnings
                                                                   before
                                                                   Income Tax                Income Tax
                                                                   -----------               ----------
Investment income                                                  $ 1,757,486                  487,000
Gains realized on investments in other companies                       315,910                  123,000
Change in unrealized appreciation
  of investments                                                    16,572,845                6,463,413
                                                                    ----------               ----------
                                                                   $18,646,241                7,073,413
                                                                   ===========               ==========


The components of Federal and state income tax expense from continuing operations are summarized as follows:

Current:
   Federal                                                         $  444,552
   State                                                              163,919
                                                                   ----------
                                                                      608,471
Deferred                                                            6,464,942
                                                                   ----------
                                                                   $7,073,413
                                                                   ==========

Income tax expense for the year ended December 31, 1995 was different than the amounts computed by applying the statutory Federal income tax rate to earnings before income taxes. The sources of these differences and the tax effects of each are as follows:

                                                                                                  %
                                                                                              --------
Income tax expense at Federal rate                                 $6,339,722                     34.0%
Change in the beginning of the year
 balance of the valuation allowance
 for deferred tax assets allocated
 to income tax expense                                              ( 130,000)                    ( .7%)
State income tax net of Federal tax
 benefit                                                              950,005                      5.1%
Dividend exclusion                                                  (166,770)                     ( .9%)
Other, net                                                             80,456                       .4%
                                                                   ----------                   ------
  Provision for income taxes                                       $7,073,413                     37.9%
                                                                   ==========                   ======

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 1995 are presented below:

Deferred tax assets:
Deferred compensation liability, principally
 due to accrual for financial reporting purposes                   $    638,961
State net operating loss carryforwards                                   58,074
                                                                   -------------
                                                                        697,035

Total gross deferred tax assets
Less valuation allowance                                                (60,000)
                                                                   -------------
Net deferred tax assets                                                 637,035
                                                                   -------------

Deferred tax liabilities:
Real estate investments, principally due to
 unrealized gains                                                    (1,679,475)
Investments in other companies, principally due
 to unrealized gains on securities                                  (16,713,975)
Other                                                                  (240,872)
                                                                   -------------
Total gross deferred tax liabilities                                (18,634,322)
                                                                   -------------

Net deferred tax liability                                         ($17,997,287)
                                                                   =============

The valuation allowance for deferred tax assets as of January 1, 1995 was $190,000. The net change in the total valuation allowance for the year ended December 31, 1995 was a decrease of $130,000. The valuation allowance primarily relates to certain state temporary differences and state net operating loss carryforwards. It is management's belief that the realization of the deferred tax asset is more likely than not based upon the Company's history of taxable income and estimated future income.

Federal and state income tax returns of the Company for 1992 and subsequent years are subject to examination by the Internal Revenue Service and various other taxing authorities.

(10)    Deferred income

When sales of real estate do not meet the requirements for profit recognition, the gain on the sale is deferred until the requirements for recognition have been met. At December 31, 1995, the Company had deferred income relating to such sales of $23,738. Also included in deferred income at December 31, 1995 is $12,070 of interest on loans to a joint venture which was deferred in proportion to the Company's ownership interest.

(11)    Stock option plan

During 1987 options for 45,000 shares of common stock were awarded to certain employees. These options are exercisable at the rate of 20% per year beginning July 1, 1988 at a price of $12.75 per share which was equal to the market price at the date of the adoption of the amended plan. At December 31, 1995, all the options are fully vested and exercisable but no options have been exercised.

(12)    Net assets per share

Net assets per share are based on the number of shares of common stock and common stock equivalents outstanding, after deducting treasury stock, 1,099,646 on December 31, 1995. The computation assumes that outstanding stock options were exercised and the proceeds used to purchase common stock. This results in the issuance of an additional 27,724 shares of common stock.

At December 31, 1995 accumulated undistributed investment income, net is $624,468; accumulated undistributed net realized gains on investment transactions are $192,910 and the net unrealized appreciation in value of investments is $25,390,210.

(13)    Share repurchase program

At December 31, 1995 the Company has repurchased 434,620 shares as treasury shares at a cost of $8,112,964. During 1995 the Company repurchased 21,626 shares at an average cost of $28.14 per share. Said repurchase price represents a weighted average discount of 26% per share relative to net asset value.

(14)    Commitments and contingencies

The Company has $250,000 of undisbursed contractual commitments in connection with real estate development. In order to protect its investments, the Company may be required to furnish amounts in excess of its current contractual investments or commitments. The future development of the Company's land holdings may require substantial expenditures.

The Company is involved in various legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of these matters will not have a material adverse effect on the Company's financial position, results of operation, or liquidity.


Selected Per Share Data and Ratios
For the Year ended December 31, 1995
----------------------------------------------------------------------------------------------------
Per Share Data and Ratios*                                                          1995
--------------------------                                                         ------
Investment income                                                                   $3.55
 Expenses (including income taxes)                                                  (2.40)
                                                                                    ------
 Investment income - net                                                             1.15
 Distributions from investment income - net                                         (0.58)
 Net realized and unrealized gain on securities                                      9.31

Share transactions                                                                   0.08
                                                                                     ----

Net increase in net asset value                                                      9.96
Net asset value:
 Beginning of year                                                                  33.97
                                                                                   -------
 End of year                                                                       $43.93
                                                                                   =======

Ratios
------
Ratio of expenses to average net assets                                              6.30%
Ratio of investment income - net to average net assets                               3.01%
Portfolio turnover                                                                   1.36%

*Per share data is based upon 1,106,052 shares which is the average number of shares outstanding for the year ended December 31, 1995. The computation assumes that outstanding stock options were exercised and the proceeds used to purchase common stock.


Computation of Net Asset Value per Share
Primary and Fully Diluted
For the Year Ended December 31, 1995
----------------------------------------------------------------------------------------------------
Primary
-------
Net Asset                                                                   $48,305,545
                                                                            ===========
Shares Outstanding                                                            1,071,922
                                                                            ===========
Net Asset Value per Share                                                        $45.06
                                                                                 ======


Fully Diluted
-------------

Options                                                                          45,000
Exercise Price                                             $12.75
Market Price                                                33.21               (17,276)
                                                                            -----------
Additional Shares Attributable to
  Stock Options                                                                  27,724
Shares outstanding                                                            1,071,922
                                                                            -----------
                                                                              1,099,646
                                                                            ===========

Net Asset Value per Share                                                        $43.93
                                                                                 ======


First Carolina Investors, Inc.
--------------------------------------------------------------------------------
Directors
Brent D. Baird*
 Private Investor

Bruce C. Baird
 President
 Belmont Management Co., Inc.

Patrick W.E. Hodgson*+
 Chairman & CEO
 Todd Shipyards Corporation

Theodore E. Dann, Jr. +
 Secretary, Treasurer & General Counsel
 Ferro Alloys Services, Inc.

H. Thomas Webb III*
 President
 First Carolina Investors, Inc.

*Member of Executive Committee
+Member of the Audit Committee


Officers:
Brent D. Baird
 Chairman

H. Thomas Webb III
 President

James E. Traynor
 Vice President, Secretary & Treasurer

Karen K. Sides
 Assistant Secretary


Registrar, Transfer and Disbursing Agent
Continental Stock Transfer and Trust Company
2 Broadway
New York, NY 10004

General Counsel
Waggoner, Hamrick, Hasty & Montieth
First Union Center, Suite 2500
Charlotte, NC 28282

Auditors
KPMG Peat Marwick, LLP
2800 Two First Union Center
Charlotte, NC 28282